Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350

In connection with the filing by Win Global Markets, Inc. (the “Company”) of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shlomi Zedkia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2011	/s/ Shlomi Zedkia Shlomi Zedkia Chief Financial Officer